                                                                   Exhibit 10.27

Rykoff-Sexton, Inc.
Deferred Compensation Plan
Master Plan Document
================================================================================


EFFECTIVE OCTOBER 1, 1995

Rykoff-Sexton, Inc.
Deferred Compensation Plan
Master Plan Document
================================================================================

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Purpose.....................................................................  1

ARTICLE 1   Definitions....................................................   1

ARTICLE 2   Selection, Enrollment, Eligibility.............................   6

     2.1    Selection by Committee.........................................   6
     2.2    Enrollment Requirements........................................   7
     2.3    Eligibility: Commencement of Participation.....................   7
     2.4    Termination of Participation and/or Deferrals..................   7

ARTICLE 3   Deferral Commitments/Interest Crediting........................   8

     3.1    Minimum Deferral...............................................   8
     3.2    Maximum Deferral...............................................   8
     3.3    Election to Defer: Effect of Election Form.....................   8
     3.4    Withholding of Deferral Amounts................................   9
     3.5    Interest Crediting Prior to Distribution.......................   9
     3.6    Interest Crediting for Installment Distributions...............   9
     3.7    FICA and Other Taxes...........................................  10

ARTICLE 4   Short-Term Payout: Unforeseeable Financial Emergencies:
            Withdrawal Election............................................  10

     4.1    Short-Term Payout..............................................  10
     4.2    Withdrawal Payout/Suspensions for Unforeseeable Financial
            Emergencies....................................................  10
     4.3    Withdrawal Election............................................  11

ARTICLE 5   Retirement Benefit.............................................  11

     5.1    Retirement Benefit.............................................  11
     5.2    Payment of Retirement Benefit..................................  11
     5.3    Death Prior to Completion of Retirement Benefits...............  12

ARTICLE 6   Pre-Retirement Survivor Benefit................................  12

                                       i
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Rykoff-Sexton, Inc.
Deferred Compensation Plan
Master Plan Document
================================================================================

     6.1    Pre-Retirement Survivor Benefit................................  12
     6.2    Payment of Pre-Retirement Survivor Benefits....................  12

ARTICLE 7   Termination Benefit............................................  13

     7.1    Termination Benefits...........................................  13
     7.2    Payment of Termination Benefit.................................  13

ARTICLE 8   Disability Waiver and Benefit..................................  13

     8.1    Disability Waiver..............................................  13
     8.2    Continued Eligibility: Disability Benefit......................  14

ARTICLE 9   Beneficiary Designation........................................  14

     9.1    Beneficiary....................................................  14
     9.2    Beneficiary Designation; Change; Spousal Consent...............  14
     9.3    Acknowledgement................................................  15
     9.4    No Beneficiary Designation.....................................  15
     9.5    Doubt as to Beneficiary........................................  15
     9.6    Discharge of Obligations.......................................  15

ARTICLE 10  Leave of Absence...............................................  15

     10.1   Paid Leave of Absence..........................................  15
     10.2   Unpaid Leave of Absence........................................  16

ARTICLE 11  Terminations Amendment or Modification.........................  16

     11.1   Termination....................................................  16
     11.2   Amendment......................................................  16
     11.3   Plan Agreement.................................................  17
     11.4   Interest Rate in the Event of a Change in Control..............  17
     11.5   Effect of Payment..............................................  17

ARTICLE 12  Administration.................................................  18

     12.1   Committee Duties...............................................  18
     12.2   Agents.........................................................  18
     12.3   Binding Effect of Decisions....................................  18

                                       ii
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Rykoff-Sexton, Inc.
Deferred Compensation Plan
Master Plan Document
================================================================================

     12.4   Indemnity of Committee.........................................  18
     12.5   Employer Information...........................................  18

ARTICLE 13  Other Benefits and Agreements..................................  18

     13.1   Coordination with Other Benefits...............................  18

ARTICLE 14  Claims Procedures..............................................  19

     14.1   Presentation of Claim..........................................  19
     14.2   Notification of Decision.......................................  19
     14.3   Review of a Denied Claim.......................................  20
     14.4   Decision on Review.............................................  20
     14.5   Legal Action...................................................  20

ARTICLE 15  Trust..........................................................  20

     15.1   Establishment of the Trust.....................................  20
     15.2   Interrelationship of the Plan and the Trust....................  21
     15.3   Distributions From the Trust...................................  21

ARTICLE 16  Miscellaneous..................................................  21

     16.1   Unsecured General Creditor.....................................  21
     16.2   Employer's Liability...........................................  21
     16.3   Nonassignability...............................................  21
     16.4   Not a Contract of Employment...................................  22
     16.5   Furnishing Information.........................................  22
     16.6   Terms..........................................................  22
     16.7   Captions.......................................................  22
     16.8   Governing Law..................................................  22
     16.9   Notice.........................................................  22
     16.10  Successors.....................................................  23
     16.11  Spouse's Interest..............................................  23
     16.12  Validity.......................................................  23
     16.13  Incompetent....................................................  23
     16.14  Court Order....................................................  23
     16.15  Distribution in the Event of Taxation..........................  24
     16.16  Insurance                                                  24

Rykoff-Sexton, Inc.
Deferred Compensation Plan
Master Plan Document
================================================================================

                                    PURPOSE
                                    -------

          The purpose of this Plan is to provide specified benefits to Directors and a select group of management and highly compensated Employees who contribute materially to the continued growth, development and future business success of Rykoff-Sexton, Inc, a Delaware corporation, and its subsidiaries, if any, that sponsor this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.


                                   ARTICLE 1
                                  DEFINITIONS
                                  -----------

          For purposes hereof, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1 "Account Balance" shall mean the sum of (i) the Deferral Amount, plus (ii) interest credited in accordance with all the applicable interest crediting provisions of this Plan, less (iii) all distributions. This account shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant pursuant to this Plan.

1.2 "Annual Bonus" shall mean any compensation, in addition to Base Annual Salary, paid annually to a Participant as an Employee under any Employer's annual bonus and incentive plans.

1.3 "Annual Deferral Amount" shall mean that portion of a Participant's Base Annual Salary, Annual Bonus and/or Directors Fees that a Participant elects to have, and is deferred, in accordance with Article 3, for any one Plan Year. In the event of a Participant's Retirement, Disability (if deferrals cease in accordance with Section 8.1), death or a Termination of Employment prior to the end of a Plan Year, such year's Annual Deferral Amount shall be the actual amount withheld prior to such event.

1.4 "Base Annual Salary" shall mean the annual compensation, excluding bonuses, commissions, overtime, relocation expenses, incentive payments, non-monetary awards, directors fees, other fees, and automobile allowances, paid to a Participant for employment services rendered to any Employer, before reduction for compensation voluntarily deferred pursuant to all qualified, non-qualified and Code Section 125 plans of any Employer.

Rykoff-Sexton, Inc.
Deferred Compensation Plan
Master Plan Document
================================================================================

1.5 "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 9, that are entitled to receive benefits under this Plan upon the death of a Participant.

1.6 "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

1.7  "Board" shall mean the board of directors of the Company.

1.8 "Bonus Rate" shall mean, for a Plan Year, an interest rate, if any, determined by the Committee, in its sole discretion, which rate shall be determined and announced before the commencement of the Plan Year for which the rate applies. This rate may be zero for any Plan Year.

1.9  "Change in Control" shall mean the first to occur of the following events:

     (a) Any person (as defined in Section 3(a)(9) and 13(d)(3) of the Securities Act of 1934, as amended (the "'34 Act")) becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated pursuant to the '34 Act), directly or indirectly, of 25% or more of combined voting power of the Company's then outstanding securities; or

     (b) The occurrence, within any twelve-month period that commences on or after October 1, 1995, of a change in the Board with the result that the incumbent members do not constitute a majority of the Board.

1.10 "Claimant" shall have the meaning set forth in Section 14.1.

1.11 "Code" shall mean the Internal Revenue Code of 1986, as may be amended from time to time.

1.12 "Committee" shall mean the committee described in Article 12.

1.13 "Company" shall mean Rykoff-Sexton, Inc., a Delaware corporation.

1.14 "Crediting Rate" shall mean, for each Plan Year, an interest rate, stated as an annual rate, determined and announced by the Committee before the Plan Year for which it is to be used that is equal to the applicable Moody's Rate. The Moody's Rate for a Plan Year shall be an interest rate, stated as an annual rate, that (i) is published in

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Rykoff-Sexton, Inc.
Deferred Compensation Plan
Master Plan Document
================================================================================

     Moody's Bond Record under the heading of "Moody's Corporate Bond Yield Averages -- Av. Corp," and (ii) is equal to the average corporate bond yield calculated for, in the case of the first Plan Year, the month of July 1995, and in the case of any subsequent Plan Year, the month of October that precedes the Plan Year for which the rate is to be used.

1.15 "Deferral Amount" shall mean the sum of all of a Participant's Annual Deferral Amounts.

1.16 "Deduction Limitation" shall mean the following described limitation on the annual benefit that may be distributed pursuant to the provisions of this Plan. Except as otherwise provided, this limitation shall be applied to all distributions under this Plan. If an Employer determines in good faith prior to a Change in Control that there is a reasonable likelihood that any compensation paid to a Participant for a taxable year of the Employer would not be deductible by the Employer solely by reason of the limitation under Code Section 162(m), then to the extent deemed necessary by the Employer to ensure that the entire amount of any distribution to the Participant pursuant to this Plan prior to the Change in Control is deductible, the Employer may defer all or any portion of a distribution under this Plan. Any amounts deferred pursuant to this limitation shall continue to be credited with interest in accordance with Section 3.5 below. The amounts so deferred and interest thereon shall be distributed to the Participant or his or her Beneficiary (in the event of the Participant's death) at the earliest possible date, as determined by the Employer in good faith, on which the deductibility of compensation paid or payable to the Participant for the taxable year of the Employer during which the distribution is made will not be limited by Section 162(m), or if earlier, the effective date of a Change in Control. The Deduction Limitation shall not apply to any distributions made after the effective date of a Change in Control.

1.17 "Director" shall mean any member of the board of directors of the Company.

1.18 "Directors Fees" shall mean the annual fees paid by the Company, including retainer fees and meetings fees, as compensation for serving on the board of directors.

1.19 "Disability" means the Participant, because of a physical or mental disability, will be unable to perform the duties of his or her customary position of employment (or is unable to engage in any substantial gainful activity) for an indefinite period which the Committee considers will be of long continued duration. A Participant also is disabled if he or she incurs the permanent loss or loss of use of a member or function of the body, or is permanently disfigured, and incurs a Termination of

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Rykoff-Sexton, Inc.
Deferred Compensation Plan
Master Plan Document
================================================================================

     Employment. The Plan considers a Participant disabled on the date the Committee determines the Participant satisfies the definition of "Disability." The Committee may require a Participant to submit to a physical examination in order to confirm disability. The Committee will apply the provisions of this Section 1.19 in a nondiscriminatory, consistent and uniform manner.

1.20 "Disability Benefit" shall mean the benefit set forth in Article 8.

1.21 "Election Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to make an election under the Plan.

1.22 "Employee" shall mean a person who is an employee of any Employer.

1.23 "Employer(s)" shall mean the Company and/or any of its subsidiaries (now in existence or hereafter formed or acquired) that have been selected by the Board to participate in the Plan and have adopted the Plan as a sponsor.

1.24 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

1.25 "Participant" shall mean any Employee or Director (i) who is selected to participate in the Plan, (ii) who elects to participate in the Plan, (iii) who signs a Plan Agreement, an Election Form and a Beneficiary Designation Form, (iv) whose signed Plan Agreement, Election Form and Beneficiary Designation Form are accepted by the Committee, (v) who commences participation in the Plan, and (vi) whose Plan Agreement has not terminated. Despite the foregoing, a spouse or former spouse of a Participant shall not be treated as a Participant in the Plan, even if he or she has an interest in the Participant's benefits under this Plan as a result of state property or family law, or property settlements resulting from a legal separation or divorce.

1.26 "Plan" shall mean the Company's Deferred Compensation Plan, which shall be evidenced by this instrument and by each Plan Agreement, as it may be amended from time to time.

1.27 "Plan Agreement" shall mean a written agreement, as it may be amended from time to time, which is entered into by and between an Employer and a Participant. Each Plan Agreement executed by a Participant shall provide for the entire benefit to which such Participant is entitled under the Plan, and the Plan Agreement bearing

Rykoff-Sexton, Inc.
Deferred Compensation Plan
Master Plan Document
================================================================================

     the latest date of acceptance by the Committee shall govern such entitlement. The terms of any Plan Agreement may be different for any Participant, and any Plan Agreement may provide additional benefits not set forth in the Plan or limit the benefits otherwise provided under the Plan; provided, however, that any such additional benefit or limitation on benefits must be agreed to by both the Employer and the Participant.

1.28 "Plan Year" shall, for the first Plan Year, begin on October 1, 1995, and end on December 31, 1995. For each Plan Year thereafter, the Plan Year shall begin on January 1 of each calendar year and continue through December 31 of that year.

1.29 "Preferred Rate" shall mean, for each Plan Year, an interest rate that is the sum of the Crediting Rate and the Bonus Rate for that Plan Year.

1.30 "Pre-Retirement Survivor Benefit" shall mean the benefit set forth in
     Article 6.

1.31 "Retirement", "Retires" or "Retired" shall mean, with respect to an Employee, severance from employment from all Employers for any reason other than a leave of absence, death or Disability on or after the earlier of the attainment of (a) age sixty-two (62) or (b) age fifty-five with five (5) Years of Service; and shall mean, with respect to a Director who is not an Employee, severance of his or her directorships with all Employers on or after the later of (y) the attainment of age sixty-two (62), or (z) in the sole discretion of the Committee, an age later than age sixty-two (62). If a Participant is both an Employee and a Director, Retirement shall not occur until he or she Retires as both an Employee and a Director, which Retirement shall be deemed to be a Retirement as a Director; provided, however, that such a Participant may elect, prior to Retirement, and in accordance with the policies and procedures established by the Committee, to Retire for purposes of this Plan at the time he or she Retires as an Employee, which Retirement shall be deemed to be a Retirement as an Employee.

1.32  "Retirement Benefit" shall mean the benefit set forth in Article 5.

1.33 "Short-Term Payout" shall mean the payout set forth in Section 4.1.

1.34 "Termination Benefit" shall mean the benefit set forth in Article 7.

1.35 "Termination of Employment" shall mean the severing of employment with all Employers, or service as a Director of all Employers, voluntarily or involuntarily, for any reason other than Retirement, Disability, death or an authorized leave of

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Rykoff-Sexton, Inc.
Deferred Compensation Plan
Master Plan Document
================================================================================

     absence. If a Participant is both an Employee and a Director, a Termination of Employment shall occur only upon the termination of the last position held; provided, however, that such a Participant may elect, in accordance with the policies and procedures established by the Committee, to be treated for purposes of this Plan as having experienced a Termination of Employment at the time he or she ceases employment with an Employer as an Employee.

1.36 "Trust" shall mean the trust established pursuant to that certain Master Trust Agreement for Rykoff-Sexton, Inc. Executive Deferral Plans, dated as of October 1, 1995, between the Company and the trustee named therein, as it may be amended from time to time.

1.37 "Unforeseeable Financial Emergency" shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (ii) a loss of the Participant's property due to casualty, or (iii) such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee.

1.38 "Years of Plan Participation" shall mean the total number of full Plan Years a Participant has been a Participant in the Plan prior to his or her Termination of Employment (determined without regard to whether deferral elections are made under this Plan). For purposes of a Participant's first Plan Year of participation only, any partial Plan Year of participation shall be treated as a full Plan Year.

1.39 "Years of Service" shall mean the total number of full years in which a Participant has been employed by one or more Employers. For purposes of this definition, a year of employment shall be a 365 day period (or 366 day period in the case of a leap year) that, for the first year of employment, commences on the Employee's date of hiring and that, for any subsequent year, commences on an anniversary of that hiring date. Any partial year of employment shall not be counted.


                                   ARTICLE 2
                       SELECTION, ENROLLMENT, ELIGIBILITY
                       ----------------------------------

2.1 SELECTION BY COMMITTEE. Participation in the Plan shall be limited to Directors and a select group of management and highly compensated Employees of the Employers, as determined by the Committee, in its sole discretion. From that group, the

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Rykoff-Sexton, Inc.
Deferred Compensation Plan
Master Plan Document
================================================================================

     Committee shall select, in its sole discretion, Directors and Employees to participate in the Plan.

2.2 ENROLLMENT REQUIREMENTS. As a condition to participation, each selected Director or Employee shall complete, execute and return to the Committee, by September 27, 1995, or, if later, within 30 days of selection, a Plan Agreement, an Election Form and a Beneficiary Designation Form. In addition, the Committee shall establish from time to time such other enrollment requirements as it determines, in its sole discretion, are necessary.

2.3 ELIGIBILITY: COMMENCEMENT OF PARTICIPATION. Provided a Director or an Employee selected to participate in the Plan has met all enrollment requirements set forth in this Plan and required by the Committee, including returning all required documents to the Committee by September 27, 1995, or, if later, within 30 days of selection, that Employee or Director shall commence participation in the Plan on the first day of the month following the month in which the employee or Director completes all enrollment requirements. If an Employee or a Director fails to meet all such requirements within the required 30 day period, that Employee or the Director shall not be eligible to participate in the Plan until the first day of the Plan Year following the delivery to and acceptance by the Committee of the required documents.

2.4 TERMINATION OF PARTICIPATION AND/OR DEFERRALS. If the Committee determines in good faith that a Participant no longer qualifies as a member of a select group of management or highly compensated employees, as membership in such group is determined in accordance with Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, the Committee shall have the right, in its sole discretion, to (i) terminate any deferral election the Participant has made for the Plan Year in which the Participant's membership status changes,
     (ii) prevent the Participant from making future deferral elections and/or
     (iii) immediately distribute the Participant's then Account Balance as a termination benefit in accordance with Sections 7.1 and 7.2 below and to cause the Participant's participation in the Plan to terminate. If the Committee chooses not to terminate the Participant's participation in the Plan, the Committee may, in its sole discretion, reinstate the Participant to full Plan participation at such time in the future as the Participant again becomes a member of the select group described above.

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Rykoff-Sexton, Inc.
Deferred Compensation Plan
Master Plan Document
================================================================================

                                 ARTICLE 3
                    DEFERRAL COMMITMENTS/INTEREST CREDITING
                    ---------------------------------------

3.1  MINIMUM DEFERRAL.

     (a) MINIMUM. For each Plan Year, a Participant may elect to defer one or more of the following forms of compensation in the following respective minimum amounts:

                                            MINIMUM
                      DEFERRAL               AMOUNT
                      --------              -------

                Base Annual Salary           $2,000
                Annual Bonus                 $2,000
                Directors Fees               $2,000

          If no election is made, the amount deferred shall be zero.

     (b) SHORT PLAN YEAR. If a Participant first becomes a Participant after the first day of a Plan Year, or in the case of the first Plan Year of the Plan itself, the minimum Base Annual Salary deferral shall be an amount equal to the minimum set forth above, multiplied by a fraction, the numerator of which is the number of complete months remaining in the Plan Year and the denominator of which is 12.

3.2 MAXIMUM DEFERRAL. For each Plan Year, a Participant may elect to defer Base Annual Salary, Annual Bonus and/or Directors Fees up to the following maximum percentages for each deferral elected:

                                            MINIMUM
                      DEFERRAL               AMOUNT
                      --------              -------

                Base Annual Salary             50%
                Annual Bonus                  100%
                Directors Fees                100%

3.3  ELECTION TO DEFER: EFFECT OF ELECTION FORM.

     (a) FIRST PLAN YEAR. In connection with a Participant's commencement of participation in the Plan, the Participant shall make an irrevocable deferral election for the Plan Year in which the Participant commences participation

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Deferred Compensation Plan
Master Plan Document
================================================================================

          in the Plan. At that time, the Participant shall also make such other elections as the Committee deems necessary under the Plan. For these elections to be valid, the Election Form must be completed and signed, timely delivered to the Committee (in accordance with Section 2.3 above) and accepted by the Committee.

     (b) SUBSEQUENT PLAN YEARS. For each succeeding Plan Year, an irrevocable deferral election for that Plan Year shall be made by timely delivering to the Committee, in accordance with its rules and procedures and before the end of the Plan Year preceding the Plan Year for which the election is made, a new Election Form. Such additional elections, as the Committee deems necessary under the Plan, shall also be included on such form. If no Election Form is timely delivered for a Plan Year, no Annual Deferral Amount shall be withheld for that Plan Year.

3.4 WITHHOLDING OF DEFERRAL AMOUNTS. For each Plan Year, the Base Annual Salary portion of the Annual Deferral Amount shall be withheld each payroll period in equal amounts from the Participant's Base Annual Salary. The Annual Bonus and/or Directors Fees portion of the Annual Deferral Amount shall be withheld at the time the Annual Bonus or Directors Fees are or otherwise would be paid to the Participant.

3.5 INTEREST CREDITING PRIOR TO DISTRIBUTION. Prior to any distribution of benefits under Articles 4, 5, 6, 7 or 8, interest shall be credited and compounded annually on a Participant's Account Balance as though the Annual Deferral Amount for that Plan Year was withheld at the beginning of the Plan Year or, in the case of the first year of Plan participation, was withheld on the date that the Participant commenced participation in the Plan. The rate of interest for crediting shall be the Preferred Rate, except as otherwise provided in this Plan, which rate shall be treated as the effective rate for crediting interest. In the event of Retirement, Disability, death or Termination of Employment prior to the end of a Plan Year, the basis for that year's interest crediting will be a fraction of the full year's interest, based on the number of full months that the Participant was employed with the Employer during the Plan Year prior to the occurrence of such event. If a distribution is made under this Plan, for purposes of crediting interest up to the time of the distribution, the Participant's Account Balance shall be reduced as of the first day of the month in which the distribution is made.

3.6 INTEREST CREDITING FOR INSTALLMENT DISTRIBUTIONS. If a Participant's benefits under this Plan are to be paid in equal monthly installments, such payments shall be

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Deferred Compensation Plan
Master Plan Document
================================================================================

     determined by amortizing the Participant's specified benefit over the number of months elected, using the interest rate specified below and treating the first installment payment as all principal and each subsequent installment payment, first as interest accrued for the applicable installment period on the unpaid Account Balance and second as a reduction in the Account Balance. The interest rate to be used to calculate installment payment amounts shall be a fixed interest rate that is determined by averaging the Preferred Rates for the Plan Year in which installment payments commence and the four (4) preceding Plan Years. This rate shall be treated as the nominal rate for making such calculations. If a Participant has completed fewer than five (5) Plan Years, this average shall be determined using the Crediting Rates for the Plan Years during which the Participant participated in the Plan.

3.7 FICA AND OTHER TAXES. For each Plan Year in which an Annual Deferral - Amount is being withheld, the Participant's Employer(s) shall withhold from that portion of the Participant's Base Annual Salary and Annual Bonus that is not being deferred, the Participant's share of FICA and other employment taxes. If necessary, the Committee shall reduce the Annual Deferral Amount in order to comply with this Section 3.7. In addition, the Participant's Employer(s), or the trustee of the Trust, may withhold from any distribution under the Plan any and all employment and income taxes that are required to be withheld under applicable law.


                                   ARTICLE 4
  SHORT-TERM PAYOUT: UNFORESEEABLE FINANCIAL EMERGENCIES: WITHDRAWAL ELECTION
  ---------------------------------------------------------------------------

4.1 SHORT-TERM PAYOUT. In connection with each election to defer an Annual Deferral Amount, a Participant may elect to receive a future "Short-Term Payout" from the Plan with respect to that Annual Deferral Amount. Subject to the Deduction Limitation, the Short-Term Payout shall be a lump sum payment in an amount that is equal to the Annual Deferral Amount plus interest credited in the manner provided in Section 3.5 above on that amount, but using the applicable interest rate set forth in Section 7. 1 below, determined at the time of the distribution. Subject to the other terms and conditions of this Plan, each Short-Term Payout elected shall be paid, subject to the Deduction Limitation, within 60 days of the first day of any Plan Year that is (i) at least 5 years after the first day of the Plan Year in which the Annual Deferral Amount is actually deferred and (ii) selected by the Participant in connection with his or her election of a Short-Term Payout.

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4.2  WITHDRAWAL PAYOUT/SUSPENSIONS FOR UNFORESEEABLE FINANCIAL EMERGENCIES.  If
     the Participant experiences an Unforeseeable Financial Emergency, the Participant may petition the Committee to (i) suspend any deferrals required to be made by a Participant and/or (ii) receive a partial or full payout from the Plan. The payout shall not exceed the lesser of the Participant's Account Balance, calculated as if such Participant were receiving a Termination Benefit, or the amount reasonably needed to satisfy the Unforeseeable Financial Emergency. If, subject to the sole discretion of the Committee, the petition for a suspension and/or payout is approved, suspension shall take effect upon the date of approval and any payout shall be made within 60 days of the date of approval. The payment of any amount under this Section 4.2 shall not be subject to the Deduction Limitation.

4.3 WITHDRAWAL ELECTION. A Participant may elect, at any time, to withdraw all of his or her Account Balance, calculated as if there had occurred a Termination of Employment as of the day of the election, less a 10% withdrawal penalty (the net amount shall be referred to as the "Withdrawal Amount"). No partial withdrawals of that balance shall be allowed. The Participant shall make this election by giving the Committee advance written notice of the election in a form determined from time to time by the Committee. The penalty shall be equal to 10% of the Participant's Account Balance determined immediately prior to the withdrawal. The Participant shall be paid the Withdrawal Amount within 60 days of his or her election. Once the Withdrawal Amount is paid, the Participant's participation in the Plan shall terminate and the Participant shall not be eligible to participate in the Plan in the future. The payment of this Withdrawal Amount shall be subject to the Deduction Limitation.


                                   ARTICLE 5
                               RETIREMENT BENEFIT
                               ------------------

5.1 RETIREMENT BENEFIT. Subject to the Deduction Limitation, a Participant who Retires shall receive, as a Retirement Benefit, his or her Account Balance.

5.2 PAYMENT OF RETIREMENT BENEFIT. A Participant, in connection with his or her commencement of participation in the Plan, shall elect on an Election Form to receive the Retirement Benefit in a lump-sum or in equal monthly payments (the latter determined in accordance with Section 3.6 above) over a period of 60, 120 or 180 months. The Participant annually may change his or her election to an allowable alternative payout period by submitting a new Election Form to the Committee, provided that any such Election Form is submitted at least 3 years prior

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     to the Participant's Retirement and is accepted by the Committee in its sole discretion. The Election Form most recently accepted by the Committee shall govern the payout of the Retirement Benefit. If a Participant does not make any election with respect to the payment of this benefit, then such benefit shall be paid in a lump sum. The lump sum payment shall be made, or installment payments shall commence, on the first day of the month that coincides with or next follows the Participant's Retirement. Any payment made shall be subject to the Deduction Limitation.

5.3 DEATH PRIOR TO COMPLETION OF RETIREMENT BENEFITS. If a Participant dies after Retirement but before the Retirement Benefit is paid in full, the Participant's unpaid Retirement Benefit payments shall continue and shall be paid to the Participant's Beneficiary (a) over the remaining number of months and in the same amounts as that benefit would have been paid to the Participant had the Participant survived, or (b) in a lump sum, if requested by the Beneficiary and allowed in the sole discretion of the Committee, that is equal to the Participant's unpaid remaining Account Balance.


                                   ARTICLE 6
                        PRE-RETIREMENT SURVIVOR BENEFIT
                        -------------------------------

6.1 PRE-RETIREMENT SURVIVOR BENEFIT. Subject to the Deduction Limitation, the Participant's Beneficiary shall receive a Pre-Retirement Survivor Benefit equal to the Participant's Account Balance, if the Participant dies before he or she (i) Retires, (ii) experiences a Termination of Employment or
     (iii) suffers a Disability.

6.2 PAYMENT OF PRE-RETIREMENT SURVIVOR BENEFITS. A Participant, in connection with his or her commencement of participation in the Plan, shall elect on an Election Form whether the Pre-Retirement Survivor Benefit shall be received by his or her Beneficiary in a lump sum or in equal monthly payments (the latter determined in accordance with Section 3.6 above) over a period of 60, 120 or 180 months. The Participant annually may change this election to an allowable alternative payout period by submitting a new Election Form to the Committee, which form must be accepted by the Committee in its sole discretion. The Election Form most recently accepted by the Committee prior to the Participant's death shall govern the payout of the Participant's Pre-Retirement Survivor Benefit. If a Participant does not make any election with respect to the payment of this benefit, then such benefit shall be paid in a lump sum. Despite the foregoing, if the Participant's Account Balance at the time of his or her death is less than $25,000, payment of the Pre-Retirement

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     Survivor Benefit may be made, in the sole discretion of the Committee, in a lump sum or in monthly installment payments that do not exceed five years in duration. The lump sum payment shall be made, or installment payments shall commence, on the first day of the month that coincides with or next follows the Participant's death, provided that the Committee timely receives proof, which is satisfactory to the Committee, of the Participant's death. Otherwise, payment shall commence on the first day of the month that coincides with or next follows the delivery of such proof to the Committee. Any payment made shall be subject to the Deduction Limitation.


                                   ARTICLE 7
                              TERMINATION BENEFIT
                              -------------------

7.1 TERMINATION BENEFITS. Subject to the Deduction Limitation, the Participant shall receive a Termination Benefit, which shall be equal to the Participant's Account Balance, including interest credited in the manner provided in Section 3.5 above, but using the applicable interest rate set forth in the following schedule, if a Participant experiences a Termination of Employment prior to his or her Retirement, death or Disability:

          COMPLETION OF YEARS OF PLAN PARTICIPATION     APPLICABLE RATE

               Less than five years                     Crediting Rate

               Five or more years                       Preferred Rate

7.2 PAYMENT OF TERMINATION BENEFIT. If the Participant's Account Balance at the time of his or her Termination of Employment is less than $25,000, payment of his or her Termination Benefit shall be paid in a lump sum. If his or her Account Balance at such time is equal to or greater than that amount, the Committee, in its sole discretion, may cause the Termination Benefit to be paid in a lump sum or in monthly installment payments over a period of time that does not exceed five years in duration. The lump sum payment shall be made, or installment payments shall commence, on the first day of the month that coincides with or next follows the Participant's Termination of Employment. Any payment made shall be subject to the Deduction Limitation.

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                                 ARTICLE 8
                         DISABILITY WAIVER AND BENEFIT
                         -----------------------------

8.1  DISABILITY WAIVER.

     (a) WAIVER OF DEFERRAL. A Participant who is determined by the Committee to be suffering from a Disability shall be excused from fulfilling that portion of the Annual Deferral Amount commitment that would otherwise have been withheld from a Participant's Base Annual Salary, Annual Bonus and/or Directors Fees for the Plan Year during which the Participant first suffers a Disability. During the period of Disability, the Participant shall not be allowed to make any additional deferral elections.

     (b) RETURN TO WORK. If a Participant returns to employment, or service as a Director, with an Employer after a Disability ceases, the Participant may elect to defer an Annual Deferral Amount for the Plan Year following his or her return to employment or service and for every Plan Year thereafter while a Participant in the Plan; provided such deferral elections are otherwise allowed and an Election Form is delivered to and accepted by the Committee for each such election in accordance with Section 3.3 above.

8.2 CONTINUED ELIGIBILITY: DISABILITY BENEFIT. A Participant suffering a Disability shall, for benefit purposes under this Plan, continue to be considered to be employed, or in the service of an Employer as a Director, and shall be eligible for the benefits provided for in Articles 4, 5, 6 or 7 in accordance with the provisions of those Articles. Notwithstanding the above, the Committee shall have the right, in its sole and absolute discretion and for purposes of this Plan only, to deem that the Participant's employment, or service as a Director, be terminated after such Participant is determined to be suffering from a Disability. Should the Committee exercise such right under this Section, the Participant shall receive a Disability Benefit, which shall be equal to his or her Account Balance at the time of such exercise. The Disability Benefit shall be paid in a lump sum within 30 days of the Committee's exercise of such right. However, any payment made shall be subject to the Deduction Limitation.

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                                 ARTICLE 9
                            BENEFICIARY DESIGNATION
                            -----------------------

9.1 BENEFICIARY. Each Participant shall have the right, at any time, to designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of an Employer in which the Participant participates.

9.2 BENEFICIARY DESIGNATION; CHANGE; SPOUSAL CONSENT. A Participant shall designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returnIng it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. If the Participant names someone other than his or her spouse as a Beneficiary, a spousal consent, in the form designated by the Committee, must be signed by that Participant's spouse and returned to the Committee. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be cancelled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his or her death.

9.3 ACKNOWLEDGEMENT. No designation or change in designation of a Beneficiary shall be effective until received, accepted and acknowledged in writing by the Committee or its designated agent.

9.4 NO BENEFICIARY DESIGNATION. If a Participant fails to designate a Beneficiary as provided in Sections 9. 1, 9.2 and 9.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant's estate.

9.5 DOUBT AS TO BENEFICIARY. If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Participant's Employer to withhold such payments until this matter is resolved to the Committee's satisfaction.

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9.6  DISCHARGE OF OBLIGATIONS.  The payment of benefits under the Plan to a
     Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under this Plan with respect to the Participant, and that Participant's Plan Agreement shall terminate upon such full payment of benefits.


                                   ARTICLE 10
                                LEAVE OF ABSENCE
                                ----------------

10.1 PAID LEAVE OF ABSENCE. If a Participant is authorized by the Participant's Employer for any reason to take a paid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Annual Deferral Amount shall continue to be withheld during such paid leave of absence in accordance with Section 3.3.

10.2 UNPAID LEAVE OF ABSENCE. If a Participant is authorized by the Participant's Employer for any reason to take an unpaid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Participant shall be excused from makIng deferrals until the earlier of the date the leave of absence expires or the Participant returns to a paid employment status. Upon such expiration or return, deferrals shall resume for the remaining portion of the Plan Year in which the expiration or return occurs, based on the deferral election, if any, made for that Plan Year. If no election was made for that Plan Year, no deferral shall be withheld.


                                   ARTICLE 11
                     TERMINATIONS AMENDMENT OR MODIFICATION
                     --------------------------------------

11.1 TERMINATION. Although the Employers anticipate that they will continue the Plan for an indefinite period of time, there is no guarantee that any Employer will continue the Plan or will not terminate the Plan at any time in the future. Accordingly, each Employer reserves the right to discontinue its sponsorship of the Plan and/or to terminate the Plan, at any time, with respect to its participating Employees and Directors by the
     actions of its board of directors.   Upon the termination of the Plan with
     respect to any Employer, the Plan Agreements of the Participants who are employed by that Employer shall terminate and their Account Balances, determined as if they had experienced a Termination of Employment on the date of Plan termination or, if Plan termination occurs after the date upon which any such Participant was eligible to Retire, then with respect to that Participant as if

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     he or she had Retired on the date of Plan termination, shall be paid to the
     Participants as follows. Prior to a Change in Control, an Employer shall have the right, in its sole discretion, and notwithstanding any elections made by the Participant, to pay such benefits in a lump sum or in monthly installments for up to 15 years, with interest credited during the installment period as provided in Section 3.6. After a Change in Control, the Employer shall be required to pay such benefits in a lump sum. The termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination; provided, however, that the Employer shall have the right to accelerate installment payments by paying the present value equivalent of such payments, using the Crediting Rate for the Plan Year in which the termination occurs as the discount rate, in a lump sum or pursuant to a different payment schedule.

11.2 AMENDMENT. Any Employer may, at any time, amend or modify the Plan in whole or in part with respect to that Employer by the actions of its board of directors; provided, however, that no amendment or modification shall be effective to decrease or restrict the value of a Participant's Account Balance in existence at the time the amendment or modification is made, calculated as if the Participant had experienced a Termination of Employment as of the effective date of the amendment or modification, or, if the amendment or modification occurs after the date upon which the Participant was eligible to Retire, the Participant had Retired as of the effective date of the amendment or modification. The amendment or modification of the Plan shall not affect any Participant or Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification; provided, however, that prior to a Change in Control the Employer shall have the right to accelerate installment payments by paying the present value equivalent of such payments, using the Crediting Rate for the Plan Year in which the amendment or modification as the discount rate, in a lump sum or pursuant to a different payment schedule. After a Change in Control, the Employer shall have the right to accelerate installment payments by paying the present value equivalent of such payments, using the interest rate described in
     Section 3.6, but calculated by substituting the "Crediting Rate" for the "Preferred Rate" in such Section, in a lump sum or pursuant to a different payment schedule (provided that such schedule is as favorable, in terms of the amount of total payments made at any particular date, as the installment payment schedule elected by the Participant).

11.3 PLAN AGREEMENT. Despite the provisions of Sections 11.1 and 11.2 above, if a Participant's Plan Agreement contains benefits or limitations that are not in the Plan document, but are included in the Plan as benefits or limitations in the Plan

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     Agreement, the Employer may only amend or terminate such provisions with the consent of the Participant.

11.4 INTEREST RATE IN THE EVENT OF A CHANGE IN CONTROL. If a Change in Control occurs, the applicable interest rate to be used in determining a Participant's benefit in connection with a Termination of Employment after the Change in Control, or a Plan termination, amendment or modification under Sections 11. 1 and 11.2, shall be the Preferred Rate. However, the Crediting Rate for the applicable Plan Year, and not the Preferred Rate, shall be used as the discount rate for determining present value.

11.5 EFFECT OF PAYMENT. The full payment of the applicable benefit under Articles 5, 6, 7 or 8 of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiaries under this Plan and the Participant's Plan Agreement shall terminate.


                                   ARTICLE 12
                                 ADMINISTRATION
                                 --------------

12.1 COMMITTEE DUTIES. This Plan shall be administered by a Committee which shall consist of such individuals as the Board shall appoint. Members of the Committee may be Participants under this Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan.

12.2 AGENTS. In the administration of this Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to any Employer.

12.3 BINDING EFFECT OF DECISIONS. The decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

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12.4 INDEMNITY OF COMMITTEE.  All Employers shall indemnify and hold harmless the members of the Committee against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee or any of its members.

12.5 EMPLOYER INFORMATION. To enable the Committee to perform its functions, each Employer shall supply full and timely information to the Committee on all matters relating to the compensation of its Participants, the date and circumstances of the Retirement, Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Committee may reasonably require.


                                   ARTICLE 13
                         OTHER BENEFITS AND AGREEMENTS
                         -----------------------------

13.1 COORDINATION WITH OTHER BENEFITS. The benefits provided for a Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant's Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.


                                   ARTICLE 14
                               CLAIMS PROCEDURES
                               -----------------

14.1 PRESENTATION OF CLAIM. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. The claim must state with particularity the determination desired by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

14.2 NOTIFICATION OF DECISION. The Committee shall consider a Claimant's claim within a reasonable time, and shall notify the Claimant in writing:

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     (a)  that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

     (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

          (i) the specific reason(s) for the denial of the claim, or any part of it;

          (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

          (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

          (iv)  an explanation of the claim review procedure set forth in
                Section 14.3 below.

14.3 REVIEW OF A DENIED CLAIM. Within 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

     (a)  may review pertinent documents;

     (b)  may submit written comments or other documents; and/or

     (c) may request a hearing, which the Committee, in its sole discretion, may grant.

14.4 DECISION ON REVIEW. The Committee shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

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     (a)  specific reasons for the decision;

     (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

     (c)  such other matters as the Committee deems relevant.

14.5 LEGAL ACTION. A Claimant's compliance with the foregoing provisions of this Article 14 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.


                                   ARTICLE 15
                                     TRUST
                                     -----

15.1 ESTABLISHMENT OF THE TRUST. The Company shall establish the Trust, and the Employers shall at least annually transfer over to the Trust such assets as the Employers determine, in their sole discretion, are necessary to provide, on a present value basis, for their respective future liabilities created with respect to the Annual Deferral Amounts and interest credits for that year.

15.2 INTERRELATIONSHIP OF THE PLAN AND THE TRUST. The provisions of the Plan and the Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Employers, Participants and the creditors of the Employers to the assets transferred to the Trust. Each Employer shall at all times remain liable to carry out its obligations under the Plan.

15.3 DISTRIBUTIONS FROM THE TRUST. Each Employer's obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer's obligations under this Agreement.


                                   ARTICLE 16
                                 MISCELLANEOUS
                                 -------------

16.1 UNSECURED GENERAL CREDITOR.   Participants and their Beneficiaries, heirs,
     successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of an Employer. For purposes of the payment of benefits under this Plan, any and all of an Employer's assets shall be, and remain, the

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     general, unpledged unrestricted assets of the Employer.  An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

16.2 EMPLOYER'S LIABILITY. An Employer's liability for the payment of benefits shall be defined only by the Plan and the Plan Agreement, as entered into between the Employer and a Participant. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Plan Agreement.

16.3 NONASSIGNABILITY. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

16.4 NOT A CONTRACT OF EMPLOYMENT. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, except as otherwise expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of any Employer, either as an Employee or a Director, or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

16.5 FURNISHING INFORMATION. A Participant or his or her Beneficiary will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

16.6 TERMS. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they

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     shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

16.7 CAPTIONS. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

16.8 GOVERNING LAW. Subject to ERISA, the provisions of this Plan shall be construed and interpreted according to the internal laws of the State of Illinois without regard to its conflicts of laws principles.

16.9 NOTICE. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

               Deferred Compensation Plan Committee
               Rykoff-Sexton, Inc.
               1050 Warrenville Road
               Lisle, Illinois 60532-5201

     Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

     Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

16.10 SUCCESSORS. The provisions of this Plan shall bind and inure to the benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's designated Beneficiaries.

      Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

16.12 VALIDITY. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidly shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

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Rykoff-Sexton, Inc.
Deferred Compensation Plan
Master Plan Document
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16.13 INCOMPETENT.  If the Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetency, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

16.14 COURT ORDER. The Committee is authorized to make any payments directed by court order in any action in which the Plan or the Committee has been named as a party. In addition, if a court determines that a spouse or former spouse of a Participant has an interest in the Plan as the result of a property settlement or otherwise, the Committee, in its sole discretion, shall have the right, notwithstanding any election made by a Participant, to immediately distribute the spouse's or former spouse's interest in the Plan to that spouse or former spouse.

16.15 DISTRIBUTION IN THE EVENT OF TAXATION.

     (a) GENERAL. If, for any reason, all or any portion of a Participant's benefit under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee before a Change in Control, or the trustee of the Trust after a Change in Control, for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld, a Participant's Employer shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a Participant's unpaid Account Balance under the Plan). If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan.

     (b) TRUST. If the Trust terminates in accordance with Section 3.6(e) of the Trust and benefits are distributed from the Trust to a Participant in accordance with that Section, the Participant's benefits under this Plan shall be reduced to the extent of such distributions.

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Rykoff-Sexton, Inc.
Deferred Compensation Plan
Master Plan Document
================================================================================

16.16 INSURANCE. The Trust in its discretion may apply for and procure as owner and for its own benefit, insurance on the life of the Participant, in such amounts and in such forms as the Trust may choose. The Participant shall have no interest whatsoever in any such policy or policies, but at the request of the Employer shall submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Trust has applied for insurance.

          IN WITNESS WHEREOF, the Company has signed this Plan document as of October 1, 1995.

                              "Company"

                              RYKOFF-SEXTON, INC.,
                                a Delaware corporation


                              By: /s/
                                  -----------------------------------

                              Title:
                                    ---------------------------------

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